Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Income Taxes
Income Taxes

NOTE 7. INCOME TAXES

The effective income tax rate on earnings from continuing operations before income taxes was 32.7% and 32.8% for the three and six months ended June 30, 2011, respectively, compared to 38.6% and 38.1% for the three and six months ended June 30, 2010, respectively.

Income tax for the three and six months ended June 30, 2011 increased 1% to $32.8 million and decreased 4% to $66.2 million, respectively, from the comparable 2010 periods. These fluctuations are due to the decrease in our effective income tax rate to 32.7% and 32.8% for the three and six months ended June, 2011 from 38.6% and 38.1%, respectively, in the comparable 2010 periods, offset by an increase in income before tax. The decrease in the effective income tax rate is primarily due to non-taxable income attributable to noncontrolling interests assumed as part of the HealthTronics acquisition, benefit from the Research and Development credit that was expired during the comparable 2010 period, an increase in the Domestic Production Activities deduction, and a release of FIN 48 reserves due to settlements with the IRS. The decrease was partially offset by a non-deductible charge for the Branded Prescription Drug fee enacted by Congress in 2011 and transaction costs related to the AMS acquisition completed June 17, 2011.

NOTE 12. INCOME TAXES

Income tax consists of the following for each of the years ended December 31 (in thousands):

	2010	2009	2008
Current:
Federal	$128,793	$116,372	$124,862
State	22,451	17,036	8,639

	151,244	133,408	133,501

Deferred:
Federal	(8,139)	(18,621)	2,582
State	(6,871)	(5,884)	(743)

	(15,010)	(24,505)	1,839

Excess tax benefits of stock options exercised	(1,051)	(3,689)	(92)
Valuation allowance	(1,505)	(11,890)	1,244

Total income tax	$133,678	$93,324	$136,492

A reconciliation of income tax at the federal statutory income tax rate to the total income tax provision for each of the years ended December 31 (in thousands):

	2010	2009	2008
Federal income tax at the statutory rate	$147,245	$125,888	$137,144
Noncontrolling interests	(9,805)	—	—
State income tax, net of federal benefit	8,447	6,729	6,227
Research and development credit	(3,667)	(2,915)	(2,124)
Orphan drug credit	(904)	—	—
Uncertain tax positions	1,148	1,574	(550)
Effect of permanent items:
Changes in contingent consideration	(15,673)	(40,503)	—
Transaction-related expenses	9,612	3,256	—
Tax exempt interest income	(237)	(855)	(6,068)
Other	(2,488)	150	1,863

Total income tax	$133,678	$93,324	$136,492

In order to conform to current year presentation, state taxes related to Research and Development credits, permanent items and Uncertain tax positions as of December 31, 2009, as well as state taxes related to permanent items and Uncertain tax positions as of December 31, 2008, have been reclassified to State income tax, net of federal benefit. This reclassification has no impact on the effective tax rate for all years presented.

The tax effects of temporary differences that comprise the current and non-current deferred income tax amounts shown on the balance sheets for the years ended December 31 are as follows (in thousands):

	2010	2009
Deferred tax assets:
Accrued expenses	$100,068	$67,953
Compensation related to stock options	18,328	15,693
Purchased in-process research and development	1,820	2,943
Net operating loss carryforward	209,618	122,558
Capital loss carryforward	16,914	11,235
Research and development credit carryforward	15,371	11,604
Uncertain tax positions	17,383	17,795
Other-than-temporary impairment of auction-rate securities	550	6,135
Prepaid royalties	9,115	12,354
Other	10,543	11,722

Total gross deferred income tax assets	399,710	279,992

Deferred tax liabilities:
Property, equipment, and intangibles	(434,013)	(199,612)
Convertible debt—non cash interest expense	(8,171)	(10,469)
Auction-rate securities rights	—	(5,817)
Other	(7,859)	(5,601)

Total gross deferred income tax liabilities	(450,043)	(221,499)

Valuation allowance	(26,277)	(17,240)

Net deferred income tax (liability) asset	$(76,610)	$41,253

As of December 31, 2010, the Company recorded a valuation allowance of $0.4 million related to the unrealized holding loss on available-for-sale auction-rate securities, the offset of which was recorded in accumulated other comprehensive loss, a component of stockholders' equity.

In order to conform to current year presentation, deferred tax assets related to intangible assets totaling $23.8 million as of December 31, 2009 have been reclassified from deferred tax assets to deferred tax liabilities and are now included as an offset to deferred tax liabilities in the Property, equipment, and intangibles line in the table above. This change does not impact the total 2009 net deferred tax asset balance.

On January 1, 2007, the Company adopted the provisions for accounting for uncertain tax positions, which became effective for fiscal years beginning after December 15, 2006. The new standard created a single model to address uncertainty in tax positions and clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. The provisions apply to all material tax positions in all taxing jurisdictions for all open tax years. The standard establishes a two-step process for evaluating tax positions. Step 1 – Recognition, requires the Company to determine whether a tax position, based solely on its technical merits, has a likelihood of more than 50 percent (more-likely-than-not) that the tax position taken will be sustained upon examination. Step 2 – Measurement, which is only addressed if Step 1 has been satisfied, requires the Company to measure the tax benefit as the largest amount of benefit, determined on a cumulative probability basis that is more-likely-than-not to be realized upon ultimate settlement.

The Company records accrued interest and penalties related to unrecognized tax benefits in income tax expense. During the years ended December 31, 2010 and 2009, interest and penalties included in income tax expense totaled $1.0 million and $2.1 million, respectively.

A reconciliation of the change in the uncertain tax benefits (UTB) balance from January 1, 2008 to December 31, 2010 is as follows (in thousands):

Unrecognized Tax Benefit Federal, State, and Foreign Tax
UTB Balance at January 1, 2008	$10,980
Gross additions for current year positions	5,200
Gross additions for prior period positions	17,091
Gross reductions for prior period positions	(11,758)
Decrease due to settlements	(559)
Decrease due to lapse of statute of limitations	(1,650)

UTB Balance at December 31, 2008	$19,304
Gross additions for current year positions	7,609
Gross additions for prior period positions	217
Gross reductions for prior period positions	(27)
Decrease due to settlements	—
Decrease due to lapse of statute of limitations	—

UTB Balance at December 31, 2009	$27,103
Gross additions for current year positions	6,293
Gross additions for prior period positions	—
Gross reductions for prior period positions	(2,887)
Decrease due to settlements	(351)
Decrease due to lapse of statute of limitations	(679)
Additions related to acquisitions	9,702

UTB Balance at December 31, 2010	$39,181

Accrued interest and penalties	8,226

Total UTB balance including accrued interest and penalties	$47,407

Current portion (included in accrued expenses)	$180
Non-current portion (included in other liabilities)	$47,227

The Company and its subsidiaries are routinely examined by various taxing authorities, which have proposed adjustments to tax for issues such as certain tax credits and the deductibility of certain expenses. While it is possible that one or more of these examinations may be resolved within the next twelve months, it is not anticipated that the total amount of unrecognized tax benefits will significantly increase or decrease within the next twelve months. In addition, the expiration of statutes of limitations for various jurisdictions is expected to reduce the unrecognized tax benefits balance by an insignificant amount.

The Company files income tax returns in the U.S. Federal jurisdiction, and various state and foreign jurisdictions. The Company is subject to U.S. Federal, state and local, and non-U.S. income tax examinations by tax authorities. The Company's U.S. federal income tax returns for tax years 2003 through 2008 are currently under routine examination by the IRS. In general, the Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years before 2003. The Company believes that it has adequately provided for uncertain tax positions relating to all open tax years by tax jurisdiction.

The total amount of gross unrecognized tax benefits as of December 31, 2010 is $47.4 million, including interest and penalties, of which $21.6 million, if recognized, would affect the Company's effective tax rate. The change in the total amount of unrecognized tax benefits did not have a material impact on the Company's results of operations for the year ended December 31, 2010 or our financial position as of December 31, 2010. Any future adjustments to our uncertain tax position liability will result in an impact to our income tax provision and effective tax rate.

It is expected that the amount of unrecognized tax benefits will change during the next twelve months; however, the Company does not anticipate any adjustments that would lead to a material impact on our results of operations or our financial position.